UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 1, 2024
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
Registrant's telephone number, including area code (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On May 1, 2024, Johnson & Johnson issued the attached earnings schedules for the first quarter ended March 31, 2024. These schedules have been amended to reflect the information referenced in Item 7.01

Item 7.01 Regulation FD Disclosure

On May 1, 2024, the Company announced a proposed Plan of Reorganization (the “Proposed Plan”) for the comprehensive and final resolution of all current and future claims related to ovarian cancer arising from cosmetic talc litigation in the United States, excluding claims related to mesothelioma or State consumer protection claims, in exchange for the payment by the Company of present value of approximately $6.475 billion payable over 25 years (nominal value of approximately $8.4 billion, discounted at a rate of 4.4%). To account for these settlements and the contemplated comprehensive resolution through the Proposed Plan, the Company recorded an incremental charge of approximately $2.7 billion, for a total reserve as of the first fiscal quarter 2024 at a present value of approximately $11 billion (nominal value of approximately $13.7 billion).

The Proposed Plan is a recognized subsequent event and previously reported GAAP net earnings for the fiscal first quarter ended March 31, 2024 is reduced from $5.4 billion to $3.3 billion. Previously reported earnings per share (EPS) for the fiscal first quarter ended March 31, 2024 is reduced from $2.20 to $1.34. There is no impact to previously reported Adjusted Earnings, Adjusted EPS and Adjusted Operational EPS for the fiscal first quarter ended March 31, 2024.

The press release further discussing this announcement is attached below as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description of Exhibit
99.1	Condensed Consolidated Statement of Earnings and Non-GAAP Reconciliations for the fiscal first quarter
99.2	Press Release dated May 1, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	May 1, 2024	By:	/s/ Robert J. Decker, Jr.
Robert J. Decker, Jr. Controller (Principal Accounting Officer)